                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-91325) of our report dated January 21, 2000 relating to the consolidated financial statements of Vitria Technology, Inc., which appears in Vitria Technology, Inc.'s Registration Statement on Form S-1 for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers

San Jose, California
May 22, 2000